Exhibit 99.1

AUGUSTA GOLD ANNOUNCES COMPLETION OF ACQUISITION BY ANGLOGOLD ASHANTI

Vancouver, B.C., October 23, 2025 – Augusta Gold Corp. (TSX: G, OTCQB: AUGG) (“Augusta Gold” or the “Company”) is pleased to announce the successful completion of the previously announced Merger (as defined below) which resulted in the acquisition of Augusta Gold by AngloGold Ashanti plc (NYSE: AU; JSE: ANG) (“AngloGold Ashanti”). Pursuant to that certain Agreement and Plan of Merger, dated as of July 15, 2025 (as amended from time to time, the “Merger Agreement”) by and among Augusta Gold, AngloGold Ashanti (U.S.A.) Holdings Inc., a Delaware corporation (“Parent”), Exploration Inc., a Nevada corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), and joined by AngloGold Ashanti Holdings plc, a public limited company existing under the laws of the Isle of Man (“HoldCo”), for the limited purposes specified in the Merger Agreement, Parent, Merger Sub and Augusta Gold effected a merger of Merger Sub with and into Augusta Gold (the “Merger”), with Augusta Gold surviving the Merger as a wholly-owned subsidiary of Parent. Parent and Merger Sub are indirect wholly-owned subsidiaries of AngloGold Ashanti and HoldCo is a direct wholly-owned subsidiary of AngloGold Ashanti.

As previously announced, the Merger was approved by Augusta Gold stockholders at a special meeting held on October 20, 2025. Under the terms of the Merger, stockholders of Augusta Gold will receive C$1.70 in cash per share of common stock of Augusta Gold (the “Common Shares”) (the “Merger Consideration”). Augusta Gold stockholders who hold their Common Shares in beneficial form will automatically have such Common Shares exchanged for the Merger Consideration shortly following closing of the Merger.  Augusta Gold stockholders who hold their Common Shares in registered form will need to complete the form of letter of transmittal for the Merger (the “Letter of Transmittal”), and return the Letter of Transmittal and certificate(s) or DRS Advice(s) for their Common Shares to Computershare Trust Company of Canada in accordance with the instructions in the Letter of Transmittal. The form of Letter of Transmittal will be mailed to registered Augusta Gold stockholders within five business days of closing of the Merger. The form of Letter of Transmittal will also be available on the Company's website at www.augustagold.com and on Augusta Gold's profile on both SEDAR+ at www.sedarplus.ca and EDGAR at www.sec.gov.

As previously announced, Augusta Gold expects the Common Shares to be delisted from the Toronto Stock Exchange (“TSX”) and to cease to be quoted on the OTCQB.  Augusta Gold has made an application to the relevant securities regulatory authorities in Canada to cease to be a reporting issuer in each of the provinces and territories of Canada in which it is a reporting issuer, and assuming receipt of an order granted under Canadian securities laws that it has ceased to be a reporting issuer, will no longer be subject to the disclosure requirements of a reporting issuer under Canadian securities laws.  Augusta Gold intends to file a Form 15 with the U.S. Securities and Exchange Commission (the “SEC”) to terminate the registration of the Augusta Gold Shares under the U.S. Securities Exchange Act of 1934, as amended (the “U.S. Exchange Act”) and to suspend its reporting obligations under the U.S. Exchange Act.  Augusta Gold expects that its obligation to file reports with the SEC will be suspended immediately upon the filing of the Form 15.  Augusta Gold reserves the right to delay the filing of the Form 15 or withdraw it for any reason prior to its effectiveness.

Further information regarding the Merger is available in the definitive proxy statement/management information circular of Augusta Gold dated September 17, 2025, which is available on Augusta Gold’s profile on both SEDAR+ at www.sedarplus.ca and EDGAR at www.sec.gov.

About Augusta Gold

Augusta Gold is an exploration and development company focused on its Reward and Bullfrog gold projects located in the prolific Bullfrog mining district approximately 120 miles north-west of Las Vegas, Nevada and just outside of Beatty, Nevada.

Forward-Looking Statements

Certain statements and information contained in this news release constitute “forward-looking statements”, and “forward-looking information” within the meaning of applicable securities laws (collectively, “forward-looking statements”). These statements appear in a number of places in this news release and include statements regarding our intent, or the beliefs or current expectations of our officers and directors. When used in this news release words such as “to be”, “will”, “planned”, “expected”, “potential”, “anticipated” and similar expressions are intended to identify these forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements and/or information are reasonable, undue reliance should not be placed on forward-looking statements since the Company can give no assurance that such expectations will prove to be correct. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results or events to vary materially from those anticipated in such forward-looking statements, including the risks, uncertainties and other factors identified in the Company’s periodic filings with Canadian securities regulators and the SEC. Such forward-looking statements are based on various assumptions, including assumptions made with regard to general business and economic conditions and metals prices. While the Company considers these assumptions to be reasonable, based on information currently available, they may prove to be incorrect. Except as required by applicable law, we assume no obligation to update or to publicly announce the results of any change to any forward-looking statement contained herein to reflect actual results, future events or developments, changes in assumptions or changes in other factors affecting the forward- looking statements. If we update any one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements. You should not place undue importance on forward-looking statements and should not rely upon these statements as of any other date. All forward-looking statements contained in this news release are expressly qualified in their entirety by this cautionary statement.